Joint Filing Agreement
                             ----------------------


         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be signed by the undersigned in separate counterparts.

Dated: April 15, 1999

                                    APTCO GEN-PAR, L.L.C.

                                    By: /s/ Douglas Krupp
                                        -----------------
                                        Name: Douglas Krupp
                                        Title: Authorized Signatory


                                    APTCO HOLDINGS, L.L.C.

                                    By: /s/ Douglas Krupp
                                        -----------------
                                        Name: Douglas Krupp
                                        Title: Authorized Signatory


                                    THE BERKSHIRE COMPANIES LIMITED
                                    PARTNERSHIP

                                    By: KGP-1, Inc.,
                                        its General Partner

                                        By: /s/ Douglas Krupp
                                            -----------------
                                            Name: Douglas Krupp
                                            Title: President

                                    KGP-1, INC.

                                    By: /s/ Douglas Krupp
                                        -----------------
                                        Name: Douglas Krupp
                                        Title: President

                                    KGP-2, INC.

                                    By: /s/ Douglas Krupp
                                        -----------------
                                        Name: Douglas Krupp
                                        Title: President


                                    /s/ Douglas Krupp
                                    -----------------
                                    Douglas Krupp


                                            *
                                    -----------------
                                    George Krupp


                                    * By: /s/ Douglas Krupp
                                          -----------------
                                          Name:  Douglas Krupp
                                          Title: Attorney-in-fact